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                                  EXHIBIT 10.19

                       AMENDMENT TO STOCK OPTION AGREEMENT

     THIS AMENDMENT TO STOCK OPTION AGREEMENT (this "Amendment") is made and entered into as of April 18, 1997, by and between TOMORROW'S MORNING, INC., a California corporation (the "Corporation") and ADAM LINTER ("Optionee") with respect to the following facts and circumstances:

     A. Optionee and the Corporation have previously entered into a Stock Option Agreement dated as of May 15, 1996 (the "Agreement").

     B. The Corporation's Board of Directors and the Optionee now desire to amend the Agreement in the following respects:

               (1) AMENDMENT OF SECTION 1.3. Section 1.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

                    "1.3 Option Period. The Option may be exercised by Optionee at any time on or before the March 28, 2000 (the "Option
               Period")."

               2. AMENDMENT OF SECTION 4. Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

                    "4.  TERMINATION OF OPTION.  The Option shall terminate and expire upon the earlier of (i) March 28, 2000 or (ii) the termination of the Option pursuant to Section 5 below."

               3. RATIFICATION OF REMAINING TERMS. Except as expressly set forth in this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                             TOMORROW'S MORNING, INC.


                             By:__________________________________
                             Title:_______________________________
                                                                  "Corporation"

                             _____________________________________
                             Adam Linter
                                                                     "Optionee"